UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  June 6, 2012

DICK’S SPORTING GOODS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-31463	16-1241537
(Commission File Number)	(IRS Employer Identification No.)

345 Court Street Coraopolis, Pennsylvania	15108
(Address of Principal Executive Offices)	(Zip Code)

(724) 273-3400

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

(e)           On June 6, 2012, the stockholders of Dick’s Sporting Goods, Inc. (the “Company”) approved the Dick’s Sporting Goods, Inc. 2012 Stock and Incentive Plan (the “2012 Plan”).  The 2012 Plan had been previously approved by the Company’s Board of Directors (the “Board”) on March 14, 2012, subject to stockholder approval.  The Company’s Chief Executive Officer, Chief Financial Officer and other named executive officers are eligible for both equity and non-equity based awards pursuant to the 2012 Plan.  The 2012 Plan was summarized under the caption “ITEM 2 — APPROVAL OF THE COMPANY’S 2012 STOCK AND INCENTIVE PLAN” in the Company’s Proxy Statement for the Annual Meeting of Stockholders held on June 6, 2012 filed with the Securities and Exchange Commission on April 20, 2012 (the “Proxy Statement”), which summary is incorporated herein by reference.  The 2012 Plan replaces the Dick’s Sporting Goods 2002 Stock and Incentive Plan, and no further awards will be made under the 2002 Plan.  A copy of the 2012 Plan, as amended to reflect certain administrative changes, is filed herewith as Exhibit 10.1 and is incorporated herein by reference.

On June 6, 2012, the Board’s Compensation Committee approved a new form of Restricted Stock Award Agreement and Stock Option Award Agreement in connection with the 2012 Plan.  The form of Restricted Stock Award Agreement sets forth the material terms of an award of shares of restricted stock, including the forfeiture restrictions implemented with respect to the grant of shares of restricted stock and any cash or in-kind dividends declared prior to vesting of the shares, the applicable vesting terms and the treatment of unvested shares of restricted stock upon termination of employment.  The form of Stock Option Award Agreement sets forth the material terms of an award of stock options, including applicable vesting terms, exercise price, manner of exercise and treatment of unvested options upon termination of employment.  The forms of Restricted Stock Award Agreement and Stock Option Award Agreement are filed herewith as Exhibit 10.2 and Exhibit 10.3, respectively, and are incorporated herein by reference.

ITEM 5.03  AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

(a)           On June 6, 2012, the Board adopted amendments to the Company’s Amended and Restated Bylaws.  The amendments update the advance notice procedures relating to stockholder proposals.  These updates include requirements for the proponent to disclose the proponent’s beneficial ownership, update information provided with respect to the proposal and attend the stockholder meeting.  The amendments also reflect changes in procedure to allow for use of electronic mediums and certain other administrative changes.  The Company’s Amended and Restated Bylaws, as amended, are filed herewith as Exhibit 3.1 and are incorporated herein by reference.

ITEM 5.07  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

(a)           The Company’s Annual Meeting of Stockholders was held on June 6, 2012.

(b)           Four proposals were submitted by the Board to a vote of stockholders, and the final results of the voting on each proposal are noted below.  The Company’s stockholders elected each of the Board’s two nominees for Class A Directors, each for terms that expire in 2015, or until their successors are duly elected and qualified as Class A Directors; approved the 2012 Plan; ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal 2012; and approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers as disclosed in the Proxy Statement.

Proposal No. 1- Election of Directors

Nominee	For	Withheld/ Abstain	Broker Non-Vote
William J. Colombo	311,388,820	3,346,694	5,226,914
Larry D. Stone	311,638,218	3,097,296	5,226,914

Proposal No. 2- Approval of the Dick’s Sporting Goods 2012 Stock and Incentive Plan

For	Against	Abstain	Broker Non-Vote
271,667,381	43,046,688	21,442	5,226,914

Proposal No. 3- Ratification of the Appointment of Independent Registered Public Accounting Firm

For	Against	Abstain	Broker Non-Vote
317,877,669	2,065,686	19,068	—

Proposal No. 4- Non-Binding Advisory Vote on the Compensation of Named Executive Officers

For	Against	Abstain	Broker Non-Vote
310,228,145	3,800,723	706,641	5,226,914

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d)  Exhibits.

Exhibit No.	Description

3.1	Amended and Restated Bylaws of Dick’s Sporting Goods, Inc., as amended
10.1	Dick’s Sporting Goods, Inc. 2012 Stock and Incentive Plan
10.2	Form of Restricted Stock Award Agreement granted under the Dick’s Sporting Goods, Inc. 2012 Stock and Incentive Plan
10.3	Form of Stock Option Award Agreement granted under the Dick’s Sporting Goods, Inc. 2012 Stock and Incentive Plan

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DICK’S SPORTING GOODS, INC.

Date: June 11, 2012	By:	/s/ Timothy E. Kullman
	Name:	Timothy E. Kullman
	Title:	EVP – Finance, Administration and Chief Financial Officer

Exhibit Index

Exhibit No.	Description

3.1	Amended and Restated Bylaws of Dick’s Sporting Goods, Inc., as amended
10.1	Dick’s Sporting Goods, Inc. 2012 Stock and Incentive Plan
10.2	Form of Restricted Stock Award Agreement granted under the Dick’s Sporting Goods, Inc. 2012 Stock and Incentive Plan
10.3	Form of Stock Option Award Agreement granted under the Dick’s Sporting Goods, Inc. 2012 Stock and Incentive Plan